UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2019

SB ONE BANCORP

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	000-12569 (Commission File Number)	25-3475473 (I.R.S. Employer Identification No.)

100 Enterprise Dr.

Rockaway, New Jersey 07866
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (844) 256-7328

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described below in Item 5.07 of this Current Report on Form 8-K, on April 24, 2019, at the 2019 Annual Meeting of Shareholders (the “Annual Meeting”), the shareholders of SB One Bancorp (the “Company”) approved the SB One Bancorp 2019 Equity Incentive Plan (the “2019 Plan”). Effective as of approval of the 2019 Plan, no further awards will be made under the Sussex Bancorp 2013 Equity Incentive Plan (the “2013 Plan”). The Company’s Board of Directors (the “Board”) approved the 2019 Plan on February 27, 2019, subject to and effective upon approval by the shareholders at the Annual Meeting. The 2019 Plan became effective upon receipt of the requisite shareholder approval on April 24, 2019 (the “Effective Date”).

Term. Unless terminated sooner in accordance with the terms of the 2019 Plan or extended with shareholder approval, the 2019 Plan terminates automatically on the day before the tenth anniversary of the Effective Date, April 23, 2029.

Types of Awards. The 2019 Plan provides for the grant of stock options, restricted stock, unrestricted stock and stock units.

Eligibility. All of our employees and the employees of our “subsidiaries” and “affiliates” (as defined in the 2019 Plan) are eligible to receive awards under the 2019 Plan. In addition, our non-employee directors and consultants and advisors who perform services for us or our subsidiaries and affiliates may receive awards under the 2019 Plan, other than incentive stock options.

Shares Reserved for Issuance. The maximum number of shares of the Company’s common stock that may be issued under the 2019 Plan will be the sum of (i) 300,000 shares of our common stock, plus (ii) the number of shares of our common stock available for future awards under the 2013 Plan as of the Effective Date, plus (iii) the number of shares of our common stock related to awards outstanding under the 2013 Plan as of the Effective Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares of our common stock. The maximum number of shares of our common stock available for issuance pursuant to incentive stock options granted under the 2019 Plan will be the same as the number of shares of our common stock reserved for issuance under the 2019 Plan.

A description of the material terms of the 2019 Plan is set forth in Proposal 6 contained in the Company’s Definitive Proxy Statement for the Annual Meeting (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2019. The above description of the certain terms of the 2019 Plan is qualified in all respects by the full text of the 2019 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Copies of the forms of restricted stock agreement, incentive stock option agreement and nonqualified stock option agreement are filed as Exhibits 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Articles of Incorporation

As described below in Item 5.07 of this Current Report on Form 8-K, on April 24, 2019, at the Annual Meeting, the Company’s shareholders voted, among other things, to approve an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock. As a result of the approval of the Charter Amendment, our Certificate of Incorporation will provide that the total authorized capital stock of the Company shall be 16,000,000 shares, consisting of 15,000,000 shares of common stock and 1,000,000 shares of preferred stock, which may be issued in one (1) or more classes or series.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment to the Company’s Certificate of Incorporation, which is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

On April 30, 2019, the Company filed the Second Amendment to the Company’s Certificate of Incorporation to effect the amendment approved at the Annual Meeting.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on April 24, 2019. There were 9,501,741 shares of common stock eligible to be voted at the Annual Meeting and 8,202,680 shares of common stock were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business.

As further detailed in the Proxy Statement, there were six proposals submitted to the Company’s shareholders at the Annual Meeting. The shareholders elected all of the nominees listed in Proposal 1, approved Proposals 2, 3, 5 and 6 and voted “1 year” for Proposal 4. The final results of voting on each of the proposals are as follows:

Proposal 1: Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Richard Branca	6,543,081	107,245	1,552,354
Salvatore A. Davino	6,563,560	86,769	1,552,354
Anthony Labozzetta	6,556,074	94,252	1,552,354
Michael F. Lombardi	6,563,735	86,591	1,552,354
Robert McNerney	6,274,089	376,237	1,552,354

Proposal 2: Ratification of the Appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019

Votes For	Votes Against	Abstain	Broker Non-Vote
8,152,390	17,642	32,647	0

Proposal 3: Non-Binding Advisory Resolution on the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstain	Broker Non-Vote
5,856,609	733,779	59,938	1,552,354

Proposal 4: Non-Binding Advisory Vote Regarding the Frequency of the Advisory Vote Concerning Compensation of the Company's Named Executive Officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
6,432,520	8,373	156,016	53,417	1,552,354

Proposal 5: Amendment to the Company’s Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock

Votes For	Votes Against	Abstain	Broker Non-Vote
6,248,425	348,674	53,227	1,552,354

Proposal 6: Approval of the Company’s 2019 Equity Incentive Plan

Votes For	Votes Against	Abstain	Broker Non-Vote
6,405,022	181,677	63,627	1,552,354

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
3.1	Second Amendment to Certificate of Incorporation of SB One Bancorp

10.1	SB One Bancorp 2019 Equity Incentive Plan

10.2	Form of Restricted Stock Agreement

10.3	Form of Incentive Stock Option Agreement

10.4	Form of Nonqualified Stock Option Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB ONE BANCORP

Date: April 30, 2019	By:	/s/ Adriano M. Duarte
Adriano M. Duarte
Executive Vice President and Chief Financial Officer